EXECUTION COPY

                   AMENDMENT TO THE INDEMNIFICATION AGREEMENT


          THIS AMENDMENT (this "Amendment") is entered into as of the 12th day of May, 2005, by and among Atlantic Realty Trust ("Seller" ) and Kimco Realty Corporation ("Buyer") and amends the Indemnification Agreement entered into as of March 28, 2005 by and among the Seller and Buyer (the "Indemnification Agreement").

                                    RECITALS

          A. Buyer and Seller have entered into the Indemnification Agreement which, inter alia, provides for a 45 day Exclusivity Period; and

          B. Buyer and Seller desire to extend the Exclusivity Period.

          NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                    AGREEMENT

1. The Indemnification Agreement is hereby amended to provide that all references therein to the Exclusivity Period shall refer to the period commencing on March 28th, 2005 and ending on June 12, 2005. All other provisions of the Indemnification Agreement shall remain in full force and effect in accordance with their terms.
2. The laws of the State of New York shall govern the validity, construction, enforcement, and interpretation of this Amendment, except for the conflict of law provisions thereof which would result in the application of the laws of another jurisdiction. This Amendment may be executed in a number of identical counterparts. If so executed, each of such counterparts is to be deemed an original for all purposes and all such counterparts shall, collectively, constitute one agreement.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

          NOW WHEREFORE, the parties hereto have executed this Amendment as of the date first set forth above.

                                        SELLER:

                                        ATLANTIC REALTY TRUST



                                        By:   /s/ Edwin R. Frankel
                                           -------------------------------------
                                           Name:  Edwin R. Frankel
                                           Title: Executive Vice President
                                                  Chief Financial Officer

                                           Address for notices:

                                           Atlantic Realty Trust
                                           747 3rd Avenue
                                           New York, New York 10017
                                           Attention: Joel Pashcow

                                           With a copy to (which shall not
                                           constitute notice):

                                           Proskauer Rose LLP
                                           1585 Broadway
                                           New York, New York 10036-8200
                                           Attention: Peter M. Fass, Esq.


           [Signature Page to Amendment to Indemnification Agreement]

                                        BUYER:

                                        KIMCO REALTY CORPORATION



                                        By:   /s/ Bruce M. Kauderer
                                           -------------------------------------
                                           Name:  Bruce M. Kauderer
                                           Title: Vice President

                                           Address for notices:

                                           Kimco Realty Corporation
                                           3333 New Hyde Park Road
                                           New Hyde Park, New York 11042-0020
                                           Attention: General Counsel

                                           With a copy to (which shall not
                                           constitute notice):

                                           Wachtell, Lipton, Rosen & Katz
                                           51 West 52nd Street
                                           New York, NY 10019
                                           Attention: Adam O. Emmerich, Esq.

           [Signature Page to Amendment to Indemnification Agreement]